UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2003

                       DIGITAL COURIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-20771                 87-0461586
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                           Identification Number)


348 East 6400 South, Suite 220, Salt Lake City, Utah          84107
----------------------------------------------------        ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 266-5390
                                                          ---------------

                                       N/A
                  --------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)
















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ITEM 5. Other Events and Regulation FD Disclosure.

         On April 30, 2003, the Registrant entered into a Letter of Intent ("LOI") with FreeStar Technology Corporation, a Nevada corporation ("FreeStar"), for the purpose of setting forth the proposed terms of an agreement in principle pursuant to which FreeStar would acquire the issued and outstanding common stock of the Registrant pursuant to a statutory merger of the Registrant with and into a subsidiary of FreeStar (the "Merger").

         Under the LOI, each outstanding share of the Registrant's common stock outstanding or deemed to be outstanding upon the assumed conversion of any preferred stock or other convertible instruments as a result of the consummation of the Merger is to be converted into the right to receive that number of validly issued, fully paid, nonassessable and registered shares of FreeStar equal to (a) the greater of (i) 10,000,000 shares, or (ii) that number of shares equal to $1,800,000 divided by the Closing Price (as defined in the LOI), (b) divided by the number of shares of the Registrant's common stock outstanding or deemed to be outstanding as of the Effective Date of the Merger (as defined in the LOI).

         The consummation of the proposed Merger is dependent upon a number of conditions, including among others to be set forth in definitive documentation:
(a) the negotiation and execution of a definitive agreement; (b) the formal approval of the Boards of Directors and shareholders of each of the companies;
(c) the effectiveness of a Form S-4 registration statement with the Securities and Exchange Commission covering the shares to be issued by FreeStar in the transaction; (d) the completion by each of the companies of its due diligence investigation concerning the other company to each company's satisfaction; and
(e) at FreeStar's expense, rendering of a fairness opinion by an independent broker-dealer firm that the contemplated transaction is fair to FreeStar and the stockholders of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit No.     Description

   99.1 Letter of Intent dated as of April 29, 2003 between Digital Courier Technologies, Inc. and FreeStar Technology Corporation


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 30, 2003

                                 DIGITAL COURIER TECHNOLOGIES, INC.



                                  By:   /s/Lynn J. Langford
                                        ------------------------
                                       Lynn J. Langford
                                       Chief Financial Officer